                 AMENDMENT NO 1 TO SECURITY AND LOAN AGREEMENT
                       AND ADDENDUM, EXHIBIT "A," THERETO

This Amendment No. 1 dated as of March 31, 1997 ("Amendment") amends that certain Security and Loan Agreement dated June 17, 1996 by and between Imperial Bank ("Bank") and Xscribe Corporation ("Borrower") and the Addendum, Exhibit "A," (the "Addendum") thereto, of even date as previously amended. (collectively herein the Security and Loan Agreement and the Addendum are referred to as the "Agreement") as follows:

1. The name of Borrower shall be changed from Xscribe Corporation to Photomatrix, Inc. in the Agreement and any documents executed by Borrower relating thereto.

2    The advance rate on the accounts receivable line of credit as reflected in
Section 1. of the Security and Loan Agreement is amended from 80.000% of Eligible Accounts to 70.000% of Eligible Accounts.

3. Section 6 e. of the Addendum is deleted in its entirety and. the following substituted therefor:

     " Accounts with respect to international transactions unless insured by an insurance company acceptable to Bank or covered by letters of credit issued or confirmed by a bank acceptable to Bank. However. Banks may deem, at its sole discretion, international accounts eligible on a. case by case basis."

4. Section 7. of the Addendum is deleted in its entirety and the following substituted therefor:

     "    All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a monthly basis."

5. Section 8.a. of the Addendum is delete in its entirety and the following substituted therefor"

     "    Have and maintain a minimum tangible net worth (meaning the excess of all assets, over its liabilities, less subordinated debt) of not less than $3,050,000 from 3/31/97 through 4/29/97 and $2,800,000 at 4/30/97 and thereafter."

6. Section 8.b. of the Addendum is deleted in its entirety and the following substituted therefor.

     "    Have and maintain a ratio of total liabilities to tangible net worth of not greater than 1.10 to 1.00 at 3/31/97 and thereafter."

7. Section 8 c. of the Addendum is deleted in its entirety and the following substituted therefor:

     "    Have and maintain working capital of $2,000,000 from 3/31/97 through
     4/29/97 and $1,750,000 at 4/30/97 and thereafter. Working capital is defined as current assets minus current liabilities."

8. Section 8.d. of the Addendum is deleted in its entirety and the following substituted therefor:

     "    Have and maintain a current ratio of 1.70 to 1 00 at 3/31/97 and thereafter. Current ratio is defined as current assets divided by current liabilities."

9. Section 10.a of the Addendum is deleted in its entirety and the following substituted therefor:

     "    The rate of interest applicable to the Line of Credit Loan Account shall be 2.50% pa year in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change m such Prime Rate. A non utilization fee of one percent (1.00%) shall be charged on the average daily unused portion of the line, payable quarterly in arrears."

10. In consideration of the Bank executing this Amendment, that Borrower agrees that the strike price on the existing warrant for the purchase of 75,000 shares of Photomatrix, Inc common stock is reset to the lesser of $.50 per share or current market price. This reset is effective immediately and will be documented in entirety with a modified warrant agreement, which Borrower agrees to execute.

11. Except as provided above, the Agreement remains unchanged and the parties hereby confirm that the Agreement as herein amended is in full force and effect.

Signatures continued on next page.

PHOTOMATRIX, INC.
"Borrow

By: /s/Suren G. Dutia
    ----------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

IMPERIAL BANK
"Bank"

By: /s/
    ----------------------------------------

Title: /s/Vice President
       -------------------------------------

    IMPERIAL BANK
     Member FDIC

CONTINUING GUARANTEE
                                  ORIGINATING OFFICE: San Diego Regional Office
                                      Name of Office: San Diego Regional Office

                                       Street Address: 701 B Street
                                  City, State, Zip Code: San Diego, CA 92101


  The undersigned (hereinafter referred to as "Guarantor") hereby requests and authorizes IMPERIAL BANK (hereinafter referred to as the "Bank") to extend
credit to      PHOTOMATRIX, INC.

a    Corporation
                           (DESIGNATE TYPE OF ENTITY)

(hereinafter referred to as "Debtor"), and in consideration of the granting of such credit by the Bank to Debtor, Guarantor agrees as follows:

  1. The words "indebtedness" and "credit" are used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities, including interest thereon, of Debtor heretofore, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether assumed by Debtor's successors, heirs or assigns by operation of law or otherwise, and whether Debtor is liable individually or jointly with others, and whether recovery upon any such indebtedness or credit is or hereafter becomes barred by any statute of limitations or is or hereafter becomes otherwise unenforceable.

  2. Credit may be granted from time to time at the request of Debtor and without further authorization from or notice to Guarantor, even though Debtor's financial condition may have deteriorated since the date hereof. If Debtor is a corporation or a partnership, the Bank need not inquire into the power of Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf. Each credit heretofore or hereafter granted to Debtor shall be considered to have been granted at the special instance and request of Guarantor and in consideration of and in reliance upon this guarantee.

  3. Guarantor hereby unconditionally guarantees and promises to pay the Bank or its order any and all indebtedness of Debtor to the Bank and to perform any and all obligations of Debtor under the terms of any agreement or instrument evidencing, securing or executed in connection with any such indebtedness ("Credit Documents"). The liability of Guarantor shall not at any time exceed the sum of the amount set forth below, plus the interest thereon in accordance with the Credit Documents and the costs, attorneys' fees and other expenses provided for in Paragraph 15 hereof. If no amount is set forth below, the liability of the Guarantor hereunder shall be unlimited. The Bank may permit Debtor's indebtedness to exceed any maximum liability without impairing the obligations of Guarantor hereunder. No payments made by or on behalf of Guarantor to the Bank shall reduce any such maximum liability unless written notice to that effect is received by the Bank at or prior to the time such payment is made. If Guarantor has executed more than one guarantee of the indebtedness of Debtor to the Bank, the guarantees shall be cumulative.

  4. Either before or after revocation hereof and in such manner, upon such terms and at such times as it considers best and with or without notice to Guarantor, the Bank may alter, compromise, accelerate, extend or change the time or manner for the payment of any indebtedness hereby guaranteed, increase or reduce the rate of interest thereon, release or add any one or more guarantors or endorsers, accept additional or substituted security therefor, or release or subordinate any security therefor. No exercise or nonexercise by the Bank of any right hereby given it, no dealing by the Bank with Debtor or any other person, and no change, impairment or suspension of any right or remedy of the Bank shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against the Bank.

  5. In addition to all liens upon and rights of offset given to the Bank by law against any property of Debtor or of Guarantor, Guarantor hereby grants a security interest in all property of Guarantor now or hereafter in the possession of or on deposit with the Bank, whether held in a general or special account or for safekeeping or otherwise. Each such security interest may be exercised without demand upon or notice to Guarantor, shall continue in full force unless specifically waived or released by the Bank in writing and shall not be considered waived by any conduct of the Bank or by any failure of the Bank to exercise any right of offset or to enforce any such security interest or by any neglect or delay in so doing.

6. Guarantor waives and agrees not to assert or take advantage of (a) any right to require the Bank to proceed against the Debtor or any other person, firm or corporation or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of the Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any other or others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of the Debtor, the Bank, any endorser, creditor of Debtor or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness hereby guaranteed; (e) any defense based upon an election of remedies by the Bank, including without limitation, an election to proceed by nonjudicial rather than judicial foreclosure, which election destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both, including, without limitation, the impairment of subrogation rights arising by virtue of California Civil Code 580(b) and 580(d);
(f) any defense or right based upon the fair value deficiency protections and provisions of California Civil Code 580(a) and California Civil Procedure Code 726; and (g) any defense or right based upon the acceptance by the Bank or an affiliate of the Bank of a deed in lieu of foreclosure, without extinguishing the indebtedness, even if such acceptance destroys, alters or otherwise impairs subrogation rights of Guarantor or the right of Guarantor to proceed against Debtor for reimbursement, or both.

  7. Guarantor, by execution hereof, represents to the Bank that the relationship between Guarantor and Debtor is such that Guarantor has access to all relevant facts and information concerning the indebtedness and Debtor and that the Bank can rely upon Guarantor having such access. Guarantor waives and agrees not to assert any duty on the part of the Bank to disclose to Guarantor any facts that the Bank may now or hereafter know about Debtor, regardless of whether the Bank has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor. Guarantor is fully responsible for being and keeping informed of the financial condition of Debtor and all circumstances bearing on the risk of non-payment of the indebtedness guaranteed hereby.

  8. Until all indebtedness of Debtor to the Bank has been paid in full, even though such indebtedness is in excess of the liability of Guarantor, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which the Bank now has or may hereafter have against Debtor and any benefit of and any right to participate in any security now or hereafter held by the Bank.

  9. Except as otherwise provided in this paragraph, all existing or future indebtedness of Debtor to Guarantor and, if Debtor is a partnership, any right to withdraw any capital of Guarantor invested in Debtor, is hereby subordinated to all indebtedness hereby guaranteed and, without the prior written consent of the Sank, shall not be paid or withdrawn in whole or in part nor will Guarantor accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this guarantee is in effect. At the Bank's request, Debtor shall pay to the Bank all or any part of subordinated indebtedness and any capital which Guarantor is entitled to withdraw. Each payment by Debtor to Guarantor in violation of this paragraph shall be received in trust for the Bank and shall be paid to the Bank immediately on account of the indebtedness of Debtor to the Bank. No such payment shall reduce or affect in any manner Guarantor's liability under any of the provisions of this guarantee. Guarantor reserves the right to receive from Debtor payment of any salary for personal services at the same monthly rate as that at which Guarantor has been paid during the preceding twelve months, it being expressly understood that such amount shall not be subordinated to the indebtedness guaranteed hereby.

  10. Guarantor will file all claims against Debtor in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Debtor to Guarantor and shall concurrently assign to the Bank all of the Guarantor's rights thereunder. If Guarantor does not file any such claim, the Bank, as Guarantor's attorney-in-fact, is hereby authorized to do so in Guarantor's name or, in the Bank's discretion, to assign the claim and to cause proof of claim to be filed in the name of the Bank's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claims shall pay to the Bank the full amount thereof and, to the full extent necessary for the purpose, Guarantor hereby assigns to the Bank all of the Guarantor's rights to any and all such payments or distributions to which Guarantor would otherwise be entitled. If the amount so paid is greater than the guaranteed indebtedness then outstanding, the Bank will pay the amount of the excess to the person entitled thereto.

  11. With or without notice to Guarantor, the Bank, in its sole discretion and at any time and from time to time either before or after delivery of any notice of revocation hereunder and in such manner and upon such terms as it considers fit, may (a) apply any or all payments or recoveries from Debtor, from Guarantor or from any other guarantor under this or any other instrument or realized from any security, in such manner and order or priority as the Bank elects, to any indebtedness of Debtor to the Bank, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; and (b) refund to Debtor any payment received by the Bank upon any indebtedness hereby guaranteed and payment of the amount refunded shall be fully guaranteed hereby. Any recovery realized from any other guarantor under this or any other instrument shall be first credited upon that portion of the indebtedness of Debtor to the Bank which exceeds Guarantor's maximum liability, if any, hereunder.

  12. The amount of Guarantor's liability and all rights, powers and remedies of the Bank hereunder and under the Credit Documents and any other agreement now or at any time hereafter in force between the Bank and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Bank by law.

  13. Guarantor's obligations hereunder are independent of the obligations of Debtor and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Debtor or whether Debtor is joined in any such action or actions. The Bank may maintain successive actions for other defaults. The Bank's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

  14. This is a continuing guarantee and Guarantor agrees that it shall remain in full force until and unless Guarantor delivers to the Bank written notice that it has been revoked as to credit granted subsequent to the effective time of revocation as herein provided. delivery of such notice shall be effective by personal service upon an officer of the Bank at the originating office of the Bank designated on the first page hereof or by mailing such notice by certified or registered mail, return receipt requested, postage prepaid and addressed to the Sank at the originating office designated on the first page hereof. Regardless of how notice of revocation is given, it shall not be effective until twelve o'clock noon Pacific Standard or Daylight Savings Time, as the case may be, on the next succeeding Bank business day following the day such notice is delivered, but delivery of such notice shall not affect any of Guarantor's obligations hereunder with respect to credit granted prior to the effective date of such revocation, nor shall it affect any of the obligations of any other guarantor for the credit granted to Debtor hereunder. If the originating office of the Bank designated above is not in existence at the time notice of revocation is desired to be given, then such notice may be given in the manner above provided by delivering the same to IMPERIAL BANK OFFICE at 9920 South La Cienega Boulevard, Inglewood, California, 90301.

  15. Guarantor agrees to pay to the Bank without demand reasonable attorneys' fees and all costs and other expenses which the Bank expends or incurs in collecting or compromising any indebtedness of the Debtor, in protecting the Bank's security under the Credit Documents or in enforcing this guarantee against Guarantor or any other guarantor of any indebtedness hereby guaranteed whether or not suit is filed, including, without limitation, attorney's fees, costs and other such expenses incurred in any bankruptcy proceeding. Guarantor warrants and represents that it is fully authorized by law to execute this guarantee.

  16. This guarantee shall benefit the Bank, its successors and assigns, including the assignees of any indebtedness hereby guaranteed, and binds Guarantor's successors and assigns. This guarantee is assignable by the Bank with respect to all or any portion of the indebtedness and obligations guaranteed hereunder, and, when so assigned, Guarantor shall be liable to the assignees under this guarantee without in any manner affecting Guarantor's liability hereunder with respect to any indebtedness or obligations retained by the Bank. No delegation or assignment of this guarantee by any Guarantor shall be of any force or effect or release Guarantor from any obligation hereunder.

  17. No provision of this guarantee or right of the Bank hereunder can be waived, nor can any Guarantor be released from his/her obligations hereunder, except by a writing duly executed by an authorized officer of the Bank. Should any one or more provisions of this guarantee be determined to be illegal or unenforceable, all other provisions nevertheless shall be governed by and construed in accordance with the laws of California, and Guarantor agrees to submit to the jurisdiction of the Courts of California.

  18. If more than one guarantor signs this guarantee, the obligation of all such guarantors shall be joint and several. When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter. Any married person who signs this guarantee agrees that recourse may be had against separate property for all obligations under this guarantee.

  19. Except as provided in any other written agreement now or at any time hereafter in force between the Bank and Guarantor this guarantee shall constitute the entire agreement of Guarantor with the Bank with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Bank unless expressed herein. Any notice to Guarantor shall be considered to have been duly given when delivered personally or forty-eight hours after being mailed, postage prepaid, to the address(es) set forth below or to such other address(es) as Guarantor may from time to time designate by giving notice in the same manner of notice to the Bank set forth in Paragraph 14 hereof.

20. Each of the undersigned Guarantors hereby acknowledges the receipt of a true copy of this guarantee.

21. / / This guarantee is secured by a deed of trust dated    N/A       ,      ,
to Imperial Bancorp, as Trustee.

22. / / I/We hereby amend the Trust Agreement to the extent necessary, if any, to allow the Trust to guarantee the debt of any person(s).

23. Notwithstanding anything herein to the contrary , the maximum liability of the guarantor shall not exceed its net worth under generally accepted accounting principals from time to time.

GUARANTEE AMOUNT $    750, 000. 00

Executed by or on behalf of Guarantor(s) on April 28    ,    97
                            Signature of Guarantor(s)
     PHOTOMATRIX IMAGING CORPORATION
     BY /s/Suren G. Dutia
        --------------------------------------------------------------
        Suren Dutia, Pres/CEO/CHMN
        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

                                     Address

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

                    (COMPLETE IF GUARANTOR IS A CORPORATION)

                  RESOLUTION AUTHORIZING CONTINUING GUARANTEE,
                   ENDORSEMENT AND GUARANTEE OF NOTE OR NOTES
                           AND HYPOTHECATION OF ASSETS
          PHOTOMATRIX, INC.

  WHEREAS,
hereinafter referred to as "Debtor", has requested IMPERIAL BANK, hereinafter referred to as "Bank", to grant credit to Debtor.

  WHEREAS, the corporation hereinafter named expects to derive benefit from such financial accommodation by Bank,

1. NOW, BE IT RESOLVED, that any        1        of the following named officers
                                  --------------
                                 (SPECIFY NUMBER)

Suren Dutia                             the  President/CEO/CHMN
---------------------------------------     -----------------------------------
Roy L. Gayhart                          the  CEO/Secretary
---------------------------------------     -----------------------------------
                                        the
---------------------------------------     -----------------------------------
                                        the
---------------------------------------     -----------------------------------

for and on behalf of          PHOTOMATRIX IMAGING CORPORATION
                                             (NAME OF CORPORATION)

be and they hereby are authorized and directed for and in the name of this corporation and as its act and deed to do and perform any one or more of the following:

       A. Execute a continuing guarantee in favor of Bank for any and all assets of this corporation.

       B. Endorse and/or guarantee a note or notes in favor of Bank whereunder Debtor is Maker and Bank is Payee including renewals and extensions thereof.

       C. Grant to Bank a security interest in and to any and all assets of this corporation: (1) as security for any obligation which this corporation may incur under subparagraphs A and/or B above; or (2) as security for indebtedness of Debtor to Bank to the extent of the value of the security interest so granted without personal liability on the part of this corporation to Bank.

  2. RESOLVED FURTHER, that Bank may rely on the authority conferred herein until Bank receives notice in writing that the authority contained in this resolution has been revoked or the authority of the persons or officers named above has been revoked.

  3. RESOLVED FURTHER, that the liability of this corporation to Bank hereunder shall not exceed the total sum of

**SEVEN HUNDRED FIFTY THOUSAND DOLLARS AND ZERO CENTS**  DOLLARS ($ 750,000.00).

  4. RESOLVED FURTHER, that any guarantees or other documents in like amount and terms as those stated above heretofore executed by said officers in the name of this corporation are hereby ratified and approved, and the secretary or assistant secretary is authorized and directed to attach copies of such documents to the minutes of the corporation.

  I, the undersigned     Roy L. Gayhart         , hereby certify that I am the
duly elected, qualified and acting                   secretary of the above
referenced corporation, duly organized and existing under the laws of the State
of     California      ; that the Board of Directors of said corporation duly
and regularly adopted the resolution of which the foregoing is a full, true and correct copy.

  I further certify that said resolution is now in full force and effect, that it has not been revoked, suspended, or amended in any way, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

  I further certify that shareholder consent     IS NOT     required in the
                                             (IS OR IS NOT)
event of hypothecation of all or substantially all of the assets of said corporation.

  EXECUTED ON

                             AUTHORIZED SIGNATURES:

Signature: /s/Suren Dutia
          ------------------------------------------------------------
               Suren Dutia
Signature: /s/Roy L. Gayhart
          ------------------------------------------------------------
               Roy L.Gayhart
Signature:
          ------------------------------------------------------------

Signature:
          ------------------------------------------------------------


                                     (SEAL)

Confirmed By:

               /s/Suren Dutia
-------------------------------------------------------------------------------
                                   (PRESIDENT)

Suren Dutia

               /s/Roy L. Gayhart
-------------------------------------------------------------------------------
Roy L. Gayhart                     (SECRETARY)

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Company: PHOTOMATRIX, INC (formerly XSCRIBE CORPORATION), a California corporation
Number of Shares: 75,000
Class of Stock: Common
Initial Exercise Price: $.50 or the market value on the date of execution hereof, whichever is less, per share
Issue Date: April 9, 1997
Expiration Date: April 9, 2002 (subject to Article 4.1)



     THIS WARRANT CERTIFIES THAT, in consideration of an extension of credit to Corporation and for other good and valuable consideration, IMPERIAL BANCORP as parent of IMPERIAL BANK, or transferee or assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of PHOTOMATRIX, INC. (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

ARTICLE 1. EXERCISE

     1.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company payment for the aggregate Warrant Price for the Shares being purchased.

     1.2  CONVERSION RIGHT. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares minus the aggregate Warrant Price of such Shares by
(b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

     1.3 FAIR MARKET VALUE. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.4 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.5 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.6  REPURCHASE ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

          1.6.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.6.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

          1.6.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of his Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

     2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

     2.4 ADJUSTMENTS FOR DILUTING ISSUANCES. The Warrant Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time, in the manner set forth on Exhibit A, if attached, in the event of Diluting Issuances (as defined on Exhibit A).

     2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.6 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $50,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.

          (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (a) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant ad/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

     3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Shares shall be subject to the registration rights set forth on Exhibit C, if attached.

ARTICLE 4. MISCELLANEOUS.

     4.1 TERM. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above..

     4.2 LEGENDS. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

     4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7 ATTORNEYS' FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                              PHOTOMATRIX, INC.
                              "COMPANY"

                              By /s/Suran G. Dutia
                                 --------------------------------

                              Name SUREN G. DUTIA
                                   ------------------------------
                                             (Print)
                              Title: Chairman, President

                              By /s/Peter B. Harker
                                 --------------------------------
                              Name PETER B. HARKER
                                   ------------------------------
                                             (Print)
                              Title: Chief Financial Officer, Secretary,

                                   APPENDIX 1

                               NOTICE OF EXERCISE

     1.   The undersigned hereby elects to purchase             shares of the
Common Stock of Photomatrix, Inc, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion
is exercised with respect to          of the Shares covered by the Warrant.

     [Strike paragraph that does not apply.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                    ----------------------------------------
                    (Name)

                    ----------------------------------------

                    ----------------------------------------
                    (Address)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.
                                        -----------------------------------
                                        By
                                           --------------------------------
                                        (Signature)

-----------------------
(Date)

                                   APPENDIX 2

                     NOTICE THAT WARRANT IS ABOUT TO EXPIRE

(Name of Holder)

(Address of Holder)

Attn: Chief Financial Officer


Dear

     This is to advise you that the Warrant issued to you described below will expire on _______ , 19__.

     Issuer: Xscribe Corporation

     Issue Date: APRIL 9, 1997

     Class of Security Issuable: Common

     Exercise Price Per Share:

     Number of Shares Issuable:

     Procedure for Exercise:

     Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

                                        PHOTOMATRIX, INC.

                                        By
                                           --------------------------------

                                        Its
                                            -------------------------------

                                    EXHIBIT A

                               REGISTRATION RIGHTS

     The Shares shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of any agreement between the Company and any of its investors (the "Agreement")

     The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration thereunder without the consent of Holder.

     If no Agreement exists, then the Company and the Holder shall enter into a form of Registration Rights Agreement which shall be no less favorable than any such agreement subsequently entered into between the Company and any investors and in no event providing less than piggy back registration rights.

                              OLD WARRANT AGREEMENT

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Company: XSCRIBE CORPORATlON, a California corporation
Number of Shares: 75,000
Class of Stock: Common
Initial Exercise Price: $1.00 per share
Issue Date: August 10 1995
Expiration Date: August 2000, (subject to Article 4.1)


THIS WARRANT CERTIFIES THAT, in consideration of an extension of credit to Corporation and for other good and valuable consideration, IMPERIAL BANCORP ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of Xscribe Corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

ARTICLE 1. EXERCISE

     1.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company payment for the aggregate Warrant Price for the Shares being purchased,.

     1.2  CONVERSION RIGHT. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares minus the aggregate Warrant Price of such Shares by
(b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

     1.3 FAIR MARKET VALUE. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares reported for the business day immediately before Holder delivers its Notice of Exercise to the

Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     1.4 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.5 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.6  REPURCHASE ON SALE, MERGER. OR CONSOLIDATION OF THE COMPANY.

          1.6.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.6.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

          1.6.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of his Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

     2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

     2.4 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.5 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the fair market value of the Shares as of the date of this Warrant.

          (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (a) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant an/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

     3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Shares shall be subject to the registration rights set forth on Exhibit A attached.

ARTICLE 4. MISCELLANEOUS.

     4.1 TERM. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

     4.2 LEGENDS. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable).

     4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7 ATTORNEYS' FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                              XSCRIBE CORPORATION
                              "COMPANY"
                              By /s/ Suren G. Dutia
                                ----------------------------
                              Name SUREN G. DUTIA
                                   -------------------------
                                             (Print)
                              Title: Chairman of the Board, President,
                                        or Vice President

                              By /s/ Bruce C. Myers
                                ----------------------------
                              Name BRUCE C. MYERS
                                   -------------------------
                                             (Print)
                              Title: Chief Financial Officer, Secretary,
                                        Assistant Treasurer or Assistant
                                        Secretary

                                   APPENDIX 1

                               NOTICE OF EXERCISE

     1.   The undersigned hereby elects to purchase          shares of the
Common Stock of Xscribe Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with
respect to         of the Shares covered by the Warrant.

     [Strike paragraph that does not apply.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                    ------------------------------
                    (Name)

                    ------------------------------

                    ------------------------------
                    (Address)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                   IMPERIAL BANCORP

                                   By
                                     -----------------------------------
                                               (Signature)

-----------------
(Date)

                                    EXHIBIT A


                               REGISTRATION RIGHTS

     The Shares shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of any agreement between the Company and any of its investors (the "Agreement").

     The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration rights thereunder without the consent of Holder.

     If no Agreement continues to exist, then the Company and the Holder shall enter into a form of Registration Rights Agreement which shall be no less favorable than any such agreement subsequently entered into between the Company and any investors and in no event providing less than piggy back registration rights.

IMPERIAL BANK

Executive Offices -  Century Boulevard at the San Diego Freeway - P.O. Box 92991
- Los Angeles, California 90009 - (310) 417-5600

July 12, 1996

Xscribe Corporation
6285 Nancy Ridge Drive
San Diego, CA 92121

Re:  Warrant Dated August 10, 1995 For 75,000 Shares
     At 1.00 Per Share

Gentlemen:

This letter will serve as Imperial Bank's notice that we will be transferring the above referenced warrant to its parent, Imperial Bancorp. This transfer is to the parent of the Bank, an Affiliate, and is for purposes of facilitating compliance with banking laws, and not with a view to distribution of the warrant or the underlying securities. Please acknowledge receipt of this notice, reissue the enclosed warrant in the name of Imperial Bancorp and so reflect Imperial Bancorp as the holder of the warrant on your record.

For purposes of the warrant, the only authorized representatives of Imperial Bancorp who can exercise or otherwise deal with the warrant are any two of the following:

George L. Graziadio
William L. Capps
Richard J. Casey
Robert M. Franko
J. Richard Barkley
Karen C. Abajian
Norman P. Creighton
Daniel R. Mathis
Robert S. Muehlenbeck
Eldon K. Lloyd
Richard M. Baker

If you have any questions concerning this matter, please contact the undersigned.

Sincerely,

/s/ Karen C. Abajian
Karen C. Abajian
Senior Vice President & Controller


KCA/sd
enclosure

ACKNOWLEDGED: /s/ Suren G. Dutia
              ----------------------------

By:            SUREN G. DUTIA
               ---------------------------
Title:         CEO
               ---------------------------
Date:          OCTOBER 7, 1996
               ---------------------------